Page 1 of 8 Time Sharing Agreement Between The PNC Financial Services Group, Inc. and ______________ TIME SHARING AGREEMENT This Time Sharing Agreement (the “Agreement”) is entered into as of ________________, 202_ by and between The PNC Financial Services Group, Inc., a Pennsylvania corporation, with offices at The Tower at PNC Plaza, 300 Fifth Avenue, Pittsburgh, PA 15222-2401 (“Lessor”), and _____________________________, with a business address of _______________________ (“Lessee”). RECITALS WHEREAS, Lessor is the owner (or lessee) and operator of certain aircraft, a list of which is attached as Schedule A hereto (hereinafter referred to individually and collectively as the “PNC Aircraft”); WHEREAS, Lessor employs a fully qualified flight crew to operate the PNC Aircraft; and WHEREAS, Lessor and Lessee desire to lease said PNC Aircraft with flight crew on a non- exclusive time-sharing basis as defined in Section 91.501(c)(l) of the Federal Aviation Regulations (“FAR”). The parties agree as follows: 1. Lessor agrees to lease the PNC Aircraft to Lessee pursuant to the provisions of FAR 91.501(c)(1) and to provide a fully qualified flight crew for all operations. Lessor shall have the right to add or remove aircraft from the PNC Aircraft fleet from time to time during the term of this Agreement. Lessor shall send Lessee a revised Schedule A upon each such change in the Aircraft. This Agreement shall commence on the date hereof (the “Effective Date”) and continue for the remaining portion of the Calendar Year (“Calendar Year” being defined as the period beginning January 1st of each year and ending December 31st of the same year). Thereafter, this Agreement shall automatically renew on January 1st of each subsequent Calendar Year, unless and until terminated pursuant to the terms of this Agreement. Except as otherwise provided in Section 9, either party may at any time terminate this Agreement upon thirty (30) days’ written notice to the other party. Further, this Agreement shall automatically terminate as of the date on which Lessee’s employment with Lessor or any of Lessor’s subsidiaries ends. 2. Lessee shall pay Lessor the incremental cost of each flight conducted under this Agreement, including the cost of any “deadhead” flights made for Lessee, calculated in accordance with Lessor's Aviation Policy and Aviation Procedures. Such cost shall in no event exceed the sum of the following expenses authorized by FAR Part 91.50l(d): (a) Fuel, oil, lubricants, and other additives; (b) Travel expenses of the crew, including food, lodging and ground transportation; Exhibit 10.33

Page 2 of 8 Time Sharing Agreement Between The PNC Financial Services Group, Inc. and ______________ (c) Hangar and tie down costs away from the PNC Aircraft's base of operation; (d) Insurance obtained for the specific flight; (e) Landing fees, airport taxes, and similar assessments; (f) Customs, foreign permit, and similar fees directly related to the flight; (g) In-flight food and beverages; (h) Passenger ground transportation; (i) Flight planning and weather contract services; and (j) An additional charge equal to 100 percent of the expenses listed in Section 2(a) above. 3. Lessor will pay all expenses related to the operation of the PNC Aircraft when incurred and will provide an invoice to Lessee for the expenses enumerated in Section 2 above within ten business days of the last day of the month in which any flight or flights for the account of Lessee occur. Lessee shall pay Lessor for said expenses within thirty (30) calendar days of receipt of the invoice therefor. Lessee shall include with each payment any federal transportation excise tax due with respect to such payment, and Lessor shall be responsible for collecting, reporting and remitting such tax to the U.S. Internal Revenue Service. 4. Lessee will provide Lessor with requests for flight time and proposed flight schedules as far in advance of any given flight as possible, and in any case, at least twenty-four (24) hours in advance of Lessee's planned departure. Requests for flight time shall be in a form, whether written or oral, mutually convenient to, and agreed upon by the parties. In addition to the proposed schedules and flight times, Lessee shall provide at least the following information for each proposed flight at some time prior to scheduled departure as required by the Lessor or Lessor' s flight crew: (a) proposed departure point; (b) destination; (c) date and time of flight; (d) the number of anticipated passengers; (e) the nature and extent of luggage and/or cargo to be carried; (f) the date and time of return flight, if any; and (g) any other information concerning the proposed flight that may be pertinent or required by Lessor or Lessor's flight crew.

Page 3 of 8 Time Sharing Agreement Between The PNC Financial Services Group, Inc. and ______________ 5. Lessor shall have final authority over the scheduling of the PNC Aircraft; provided, that Lessor will use its best efforts to accommodate Lessee's needs and to avoid conflicts in scheduling, consistent with the Lessor's use of the PNC Aircraft in connection with its business operations. Lessor shall have no obligation under this Agreement to arrange for or to provide air travel in the event that the PNC Aircraft is unavailable to satisfy Lessee' s requests for flight time. 6. Lessor shall be solely responsible for securing repairs, maintenance, preventive maintenance and required or otherwise necessary inspections of the PNC Aircraft, and shall take such requirements into account in scheduling the PNC Aircraft. No repair, period of maintenance, preventive maintenance, or inspection shall be delayed or postponed for the purpose of scheduling the PNC Aircraft, unless said repair, maintenance, or inspection can be safely conducted at a later time in compliance with all applicable laws and regulations, and within the sound discretion of the pilot in command. 7. Lessor shall employ, pay for and provide to Lessee a qualified flight crew for each flight undertaken under this Agreement. 8. In accordance with applicable FAR, the qualified flight crew provided by Lessor will exercise all of its duties and responsibilities in regard to the safety of each flight conducted hereunder. Lessee specifically agrees that the flight crew, in its sole discretion, may terminate any flight, refuse to commence any flight, or take other action which in the considered judgment of the pilot in command is necessitated by considerations of safety. No such action of the pilot in command shall create or support any liability for loss, injury, damage, or delay to Lessee or any other person. The parties further agree that Lessor shall not be liable for delay or failure to furnish the PNC Aircraft and crew pursuant to this Agreement when such failure is caused by the demands of the Lessor' s business operations requiring its use of the PNC Aircraft, government regulation or authority, mechanical difficulty, war, civil commotion, strikes or labor disputes, weather conditions, or acts of God. 9. At all times during the term of this Agreement, Lessor shall maintain the following insurance coverages from insurance carriers selected by Lessor: (a) PNC Aircraft Physical Damage insurance in an amount at least equal to the fair market value of the PNC Aircraft; and (b) PNC Aircraft Liability Insurance - Combined Single Limit Bodily Injury and Property Damage, Including Passengers, of at least $100,000,000 for each occurrence. Such coverage shall: i. Be primary, non-contributing with any insurance maintained by Lessee; ii. Name Lessee and Lessee’s guests as additional insureds; iii. Expressly waive subrogation against Lessee; and iv. Provide at least thirty (30) days’ advance written notice to Lessee of any material changes, cancellation, or non-renewal.

Page 4 of 8 Time Sharing Agreement Between The PNC Financial Services Group, Inc. and ______________ Lessor shall furnish Lessee with duly executed certificates evidencing all required insurance coverages, limits and requirements. Lessee's acceptance of such certificates is not to be construed as any waiver of Lessee's rights to the insurance required. Further, if Lessee fails for any reason to receive certificates or other evidence of insurance from Lessor, such failure shall not be deemed a waiver of required coverage. Lessee retains the right to terminate this Agreement immediately if Lessor fails to provide adequate and proper evidence of required insurance. Lessor shall also bear the cost of paying any deductible amount on any policy of insurance in the event of a claim or loss. Each liability policy shall be primary without right of contribution from any other insurance which is carried by Lessee or Lessor and shall expressly provide that all of the provisions thereof, except the limits of liability, shall operate in the same manner as if there were a separate policy covering each insured. Lessor warrants that this Agreement has been reviewed by the insurance carrier for each policy of insurance on the PNC Aircraft and that the relevant terms and conditions of this Agreement are acceptable to each such carrier. 10. Lessee warrants that: (a) Lessee will use the PNC Aircraft for and on account of Lessee and Lessee’s guests' personal travel needs and will not use the PNC Aircraft for the purpose of providing transportation of passengers or cargo in air commerce for compensation or hire; and (b) Lessee will refrain from incurring any mechanics or other lien and shall not attempt to convey, mortgage, assign or lease the PNC Aircraft or create any kind of lien or security interest involving the PNC Aircraft or do anything or take any action that might mature into such a lien. 11. For purposes of this Agreement, the permanent base of operation of the PNC Aircraft shall be 24 Allegheny County Airport, West Mifflin, PA 15122. 12. Neither this Agreement nor any party's interest herein shall be assignable. This Agreement shall inure to the benefit of and be binding upon the parties hereto, their representatives and successors. This Agreement constitutes the entire understanding between the parties, and any change or modification must be in writing and signed by both parties. This Agreement may be executed by the parties by digital or electronic transmission in counterparts, each of which, when duly executed and digitally or electronically transmitted, shall constitute an original hereof. 13. All communications and notices provided for herein shall be in writing and shall become effective when delivered by electronic transmission (to Lessor at ____________ or to Lessee at __________________) or by Federal Express or other overnight courier or four (4) days following deposit in the United States mail, with correct postage for first-class mail prepaid, addressed to Lessor or Lessee at their respective addresses set forth above, or else as otherwise directed by the other party from time to time in writing. 14. This Agreement is entered into under, and is to be construed in accordance with, the laws of the Commonwealth of Pennsylvania and the applicable FAR.

Page 5 of 8 Time Sharing Agreement Between The PNC Financial Services Group, Inc. and ______________ 15. TRUTH IN LEASING STATEMENT THE PNC AIRCRAFT HAVE BEEN MAINTAINED AND INSPECTED UNDER FAR PART 91 DURING THE 12 MONTH PERIOD PRECEDING THE DATE OF THIS AGREEMENT OR, IF THE AIRCRAFT IS LESS THAN 12 MONTHS OLD, SINCE NEW. THE PNC FINANCIAL SERVICES GROUP, INC., THE TOWER AT PNC PLAZA, 300 FIFTH AVENUE, PITTSBURGH, PA 15222-2401, CERTIFIES THAT THE AIRCRAFT LISTED ON EXHIBIT A ATTACHED HERETO ARE COMPLIANT WITH APPLICABLE MAINTENANCE AND INSPECTION REQUIREMENTS OF FAR PART 91 FOR THE OPERATIONS TO BE CONDUCTED UNDER THIS AGREEMENT. THE PNC AIRCRAFT WILL BE MAINTAINED AND INSPECTED UNDER FAR PART 91 FOR OPERATIONS TO BE CONDUCTED UNDER THIS AGREEMENT. DURING THE DURATION OF THIS AGREEMENT, THE PNC FINANCIAL SERVICES GROUP, INC., THE TOWER AT PNC PLAZA, 300 FIFTH AVENUE, PITTSBURGH, PA 15222-2401, IS CONSIDERED RESPONSIBLE FOR OPERATIONAL CONTROL OF THE PNC AIRCRAFT UNDER THIS AGREEMENT. AN EXPLANATION OF FACTORS BEARING ON OPERATIONAL CONTROL AND PERTINENT FEDERAL AVIATION REGULATIONS CAN BE OBTAINED FROM THE RESPONSIBLE FAA FLIGHT STANDARDS DISTRICT OFFICE. THE “INSTRUCTIONS FOR COMPLIANCE WITH TRUTH IN LEASING REQUIREMENTS” ATTACHED HERETO IN EXHIBIT B ARE INCORPORATED HEREIN BY REFERENCE. THE UNDERSIGNED, AS A DULY AUTHORIZED OFFICER OF THE PNC FINANCIAL SERVICES GROUP, INC., THE TOWER AT PNC PLAZA, 300 FIFTH AVENUE, PITTSBURGH, PA 15222-2401, CERTIFIES THAT IT IS RESPONSIBLE FOR OPERATIONAL CONTROL OF THE PNC AIRCRAFT AND THAT IT UNDERSTANDS ITS RESPONSIBILITIES FOR COMPLIANCE WITH APPLICABLE FEDERAL AVIATION REGULATIONS. [SIGNATURE BLOCK IS ON THE FOLLOWING PAGE]

Page 6 of 8 Time Sharing Agreement Between The PNC Financial Services Group, Inc. and ______________ IN WITNESS WHEREOF, the parties have executed this Agreement, intending to be legally bound. THE PNC FINANCIAL SERVICES GROUP, INC. (LESSOR) By: ___________________________________ Name: _________________________________ Title: __________________________________ Date: __________________________________ Address: The Tower at PNC Plaza 300 Fifth Avenue Pittsburgh, PA 15222-2401 Telephone: _____________________ Email: _____________________ _______________________________ (LESSEE) _______________________________________ Date: __________________________________ Address: ____________________________ ____________________________ Telephone: _____________________ Email: _____________________

Page 7 of 8 Time Sharing Agreement Between The PNC Financial Services Group, Inc. and ______________ EXHIBIT A [Insert date of TSA]

Page 8 of 8 Time Sharing Agreement Between The PNC Financial Services Group, Inc. and ______________ EXHIBITB INSTRUCTIONS FOR COMPLIANCE WITH “TRUTH IN LEASING” REQUIREMENTS 1. Mail a copy of the Time Sharing Agreement to the following address via certified mail, return receipt requested, immediately upon execution of the Time Sharing Agreement (14 C.F.R. 91.23 requires that the copy be sent within twenty-four hours after it is signed): Federal Aviation Administration Aircraft Registration Branch ATTN: Technical Section P.O. Box 25724 Oklahoma City, Oklahoma 73125 2. Telephone or fax the responsible Flight Standards District Office at least forty-eight hours prior to the first flight under this Time Sharing Agreement. 3. Carry a copy of the Time Sharing Agreement in the PNC Aircraft at all times.